Exhibit 99.2

Dominion Consolidated 1

Unaudited Summary of Operating results

(millions, except per share amounts)

	Year ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter ended 03/31/10
Operating Revenue	$15,165	$3,753	$3,950	$3,336	$4,126

Operating Expenses
Electric fuel and other energy-related purchases	4,150	986	1,180	956	1,028
Purchased electric capacity	453	120	116	109	108
Purchased gas	2,045	500	367	386	792
Other operations and maintenance	3,164	983	775	686	720
Depreciation, depletion and amortization	1,055	261	263	262	269
Other taxes	521	128	117	119	157

Total operating expenses	11,388	2,978	2,818	2,518	3,074

Income from operations	3,777	775	1,132	818	1,052

Other income	199	47	56	45	51

Income including noncontrolling interests before interest and income taxes	3,976	822	1,188	863	1,103
Interest and related charges	832	232	229	188	183

Income including noncontrolling interest before income taxes	3,144	590	959	675	920
Income taxes	1,156	219	352	245	340

Income including noncontrolling interests	1,988	371	607	430	580
Noncontrolling interests	17	5	4	4	4

Operating Earnings	$1,971	$366	$603	$426	$576

Operating Earnings Per Share	$3.34	$0.63	$1.03	$0.72	$0.96

Items excluded from operating earnings (net of taxes) [2]	837	(68)	(28)	1,335	(402)

Reported Earnings	$2,808	$298	$575	$1,761	$174

Reported Earnings Per Common Share - Diluted	$4.76	$0.51	$0.98	$2.98	$0.29

Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

1)	Dominion Consolidated Income Statement reflects the impact of segment eliminations and adjustments.
2)	For detail on items excluded from operating earnings, visit Dominion’s Investor Relations Web site at www.dom.com/investors under “GAAP Reconciliation”.

Note: Figures may not add due to rounding

Dominion Virginia Power

Unaudited Summary of Operating results

(millions, except per share amounts)

	Year ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter ended 03/31/10
Operating Revenue	$3,820	$1,000	$923	$806	$1,091

Operating Expenses
Electric fuel and other energy-related purchases	1,045	254	317	244	230
Purchased electric capacity	16	12	4	—	—
Purchased gas	783	208	88	108	379
Other operations and maintenance	679	192	196	136	155
Depreciation, depletion and amortization	353	90	89	87	87
Other taxes	125	30	33	30	32

Total operating expenses	3,001	786	727	605	883

Income from operations	819	214	196	201	208

Other income	72	15	21	18	18

Income including noncontrolling interests before interest and income taxes	891	229	217	219	226
Interest and related charges	158	42	40	37	39

Income including noncontrolling interests before income taxes	733	187	177	182	187
Income taxes	277	70	68	68	71

Income including noncontrolling interests	456	117	109	114	116
Noncontrolling interests	8	2	2	2	2

Operating Earnings Contribution	$448	$115	$107	$112	$114

Operating Earnings Per Share Contribution	$0.76	$0.20	$0.18	$0.19	$0.19

Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Note: Figures may not add due to rounding

Dominion Energy

Unaudited Summary of Operating results

(millions, except per share amounts)

	Year ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter ended 03/31/10
Operating Revenue	$3,501	$928	$706	$744	$1,123

Operating Expenses
Electric fuel and other energy-related purchases	14	4	3	5	2
Purchased electric capacity	—	—	—	—	—
Purchased gas	1,535	372	313	347	503
Other operations and maintenance	747	245	154	150	198
Depreciation, depletion and amortization	210	49	47	53	61
Other taxes	173	48	34	34	57

Total operating expenses	2,679	718	551	589	821

Income from operations	822	210	155	155	302

Other income	40	10	10	9	11

Income including noncontrolling interests before interest and income taxes	862	220	165	164	313
Interest and related charges	85	18	19	21	27

Income including noncontrolling interests before income taxes	777	202	146	143	286
Income taxes	302	80	54	57	111

Income including noncontrolling interests	475	122	92	86	175
Noncontrolling interests	—	—	—	—	—

Operating Earnings Contribution	$475	$122	$92	$86	$175

Operating Earnings Per Share Contribution	$0.80	$0.21	$0.16	$0.14	$0.29

Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Note: Figures may not add due to rounding

Dominion Generation

Unaudited Summary of Operating results

(millions, except per share amounts)

	Year ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter ended 03/31/10
Operating Revenue	$8,418	$1,973	$2,426	$1,939	$2,080

Operating Expenses
Electric fuel and other energy-related purchases	3,308	775	910	767	856
Purchased electric capacity	437	107	114	108	108
Purchased gas	—	—	—	—	—
Other operations and maintenance	1,842	579	436	433	394
Depreciation, depletion and amortization	462	115	119	115	113
Other taxes	188	43	45	48	52

Total operating expenses	6,237	1,619	1,624	1,471	1,523

Income from operations	2,181	354	802	468	557

Other income	75	21	24	15	15

Income including noncontrolling interests before interest and income taxes	2,256	375	826	483	572
Interest and related charges	185	49	48	41	47

Income including noncontrolling interests before income taxes	2,071	326	778	442	525
Income taxes	771	120	289	164	198

Income including noncontrolling interests	1,300	206	489	278	327
Noncontrolling interests	9	3	2	2	2

Operating Earnings Contribution	$1,291	$203	$487	$276	$325

Operating Earnings Per Share Contribution	$2.19	$0.35	$0.83	$0.47	$0.54

Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

Corporate and Other

Unaudited Summary of Operating results

(millions, except per share amounts)

	Year ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter ended 03/31/10
Operating Revenue	$737	$177	$166	$164	$230

Operating Expenses
Electric fuel and other energy-related purchases	—	—	—	—	—
Purchased electric capacity	—	—	—	—	—
Purchased gas	6	1	2	1	2
Other operations and maintenance	711	164	173	154	220
Depreciation, depletion and amortization	30	7	7	8	8
Other taxes	35	8	5	6	16

Total operating expenses	782	180	187	169	246

Income (loss) from operations	(45)	(3)	(21)	(5)	(16)

Other income	102	19	22	24	37

Income including noncontrolling interests before interest and income taxes	57	16	1	19	21
Interest and related charges	494	141	143	111	99

Income including noncontrolling interests before income taxes	(437)	(125)	(142)	(92)	(78)
Income taxes	(194)	(51)	(59)	(44)	(40)

Income including noncontrolling interests	(243)	(74)	(83)	(48)	(38)
Noncontrolling interests	—	—	—	—	—

Operating Earnings (Loss) Contribution	$(243)	(74)	(83)	(48)	$(38)

Operating Earnings (Loss) Per Share Contribution	$(0.41)	$(0.13)	$(0.14)	$(0.08)	$(0.06)

Items excluded from operating earnings (net of taxes) [1]	837	(68)	(28)	1,335	(402)

Reported Earnings	$594	$(142)	$(111)	$1,287	$(440)

Reported Earnings Per Common Share - Diluted	$1.01	$(0.25)	$(0.19)	$2.18	$(0.73)

Average shares outstanding, diluted	590.1	582.1	586.4	591.4	600.9

1)	For detail on items excluded from operating earnings, visit Dominion’s Investor Relations Web site at www.dom.com/investors under “GAAP Reconciliation”.

Note: Figures may not add due to rounding

Dominion

Unaudited Operating Revenue Detail (GAAP Based)

(millions)

	Year ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter ended 03/31/10
Dominion Consolidated
Operating Revenue
Electric sales:
Regulated	$7,123	$1,635	$2,083	$1,688	$1,717
Nonregulated	3,829	972	1,072	840	945
Gas sales:		—
Regulated	308	99	25	39	145
Nonregulated	2,010	508	375	345	782
Gas transportation and storage	1,493	423	289	316	465
Other	434	109	106	105	114

Total operating revenue	$15,197	$3,746	$3,950	$3,333	$4,168
Dominion Virginia Power
Operating Revenue
Electric sales:
Regulated	$1,628	$415	$435	$387	$391
Nonregulated	1,203	294	356	280	273
Gas sales:
Regulated	—	—	—	—	—
Nonregulated	830	247	87	104	392
Gas transportation and storage	5	2	1	—	2
Other	154	42	44	35	33

Total operating revenue	$3,820	$1,000	$923	$806	$1,091
Dominion Energy
Operating Revenue
Electric sales:
Regulated	$—	$—	$—	$—	$—
Nonregulated	—	—	—	—	—
Gas sales:
Regulated	308	99	25	39	145
Nonregulated	1,375	327	316	306	426
Gas transportation and storage	1,516	428	296	322	470
Other	302	74	69	77	82

Total operating revenue	$3,501	$928	$706	$744	$1,123
Dominion Generation
Operating Revenue
Electric sales:
Regulated	$5,502	$1,227	$1,648	$1,301	$1,326
Nonregulated	2,852	728	768	621	735
Gas sales:
Regulated	—	—	—	—	—
Nonregulated	1	4	(4)	1	—
Gas transportation and storage	—	—	—	—	—
Other	63	14	14	16	19

Total operating revenue	$8,418	$1,973	$2,426	$1,939	$2,080
Corporate and Other
Operating Revenue
Electric sales:
Regulated	$(7)	$(7)	$—	$—	$—
Nonregulated	—	—	—	—	—
Gas sales:		—
Regulated	—	—	—	—	—
Nonregulated	43	1	2	(3)	43
Gas transportation and storage	—	—	—	—	—
Other	733	176	164	164	229

Total operating revenue	$769	$170	$166	$161	$272

Notes: Figures may not add due to rounding

Dominion Operating Statistics	Year ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter ended 03/31/10
Dominion Consolidated
Regulated Electric Sales Revenue ($ millions)
Residential	$3,277	$713 $	981	$724 $	859
Commercial	2,209	524	617	568	500
Industrial	502	121	135	130	116
Governmental	806	201	237	190	178

Regulated retail revenue	6,795	1,560	1,970	1,612	1,653
Wholesale - sales for resale	178	42	52	42	42
Other revenue	152	34	61	34	23

Total	$7,123	$1,635 $	2,083	$1,688 $	1,717

Dominion Virginia Power
Degree Days (Electric service area)
Cooling
Actual	2,090	49	1,317	724	—
Normal	1,546	46	1,057	436	7
Heating
Actual	3,819	1,496	—	197	2,126
Normal	3,638	1,317	15	326	1,980
Electric Delivery Customers (at period end)
Residential	2,167,249	2,167,249	2,159,347	2,156,839	2,153,659
Commercial	233,325	233,325	233,054	233,124	232,845
Industrial	546	546	553	561	571
Governmental	31,934	31,934	31,873	31,843	31,792

Total Retail	2,433,054	2,433,054	2,424,827	2,422,367	2,418,867
Wholesale - sales for resale	5	5	5	5	5

Total	2,433,059	2,433,059	2,424,832	2,422,372	2,418,872

Electricity Delivered (GWh)
Residential	32,539	7,295	9,208	6,818	9,218
Commercial	29,224	6,925	8,124	7,383	6,792
Industrial	8,512	2,060	2,268	2,229	1,954
Governmental	10,951	2,645	2,986	2,826	2,494

Total Retail	81,226	18,925	22,586	19,256	20,458
Wholesale - sales for resale	3,311	840	963	748	760

Total	84,537	19,765	23,549	20,004	21,218

Dominion Retail
Unregulated Energy Customer Accounts (Average)
Natural Gas	583,276	564,464	572,136	586,052	608,470
Electric	725,207	766,304	750,003	740,850	659,462
Products and Services	728,963	764,629	749,986	718,949	686,101

Total	2,037,446	2,095,397	2,072,125	2,045,850	1,954,032

Volumes Sold
Natural Gas (mmcf)	96,797	30,080	10,520	13,830	42,367
Electricity (MWh)	12,979,892	3,212,379	3,875,625	3,000,503	2,891,385

Note: Figures may not add due to rounding

Dominion Operating Statistics	Year ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter ended 03/31/10
Dominion Energy - Gas Distribution
Regulated Gas Revenue ($mm)
Gas sales revenue
Residential	$265	$85	$22 $	34	$124
Commercial	37	12	3	4	18
Industrial	3	1	—	1	1
Other	3	1	—	—	2

Total	$308	$98	$25 $	39	$145

Regulated Gas Transportation and Storage Revenue ($mm)
Gas transportation revenue
Residential	$422	$135	$65 $	82	$140
Commercial	141	53	15	21	52
Industrial	53	15	10	12	16
Other	2	1	—	—	1

Total transportation revenue	619	204	91	115	209

Storage revenue	15	5	4	4	2

Total	$633	$209	$95 $	119	$211

Degree Days
Heating
Actual	5,682	2,221	78	436	2,947
Normal	5,734	2,017	112	721	2,884
LDC Natural Gas Customers (Average)
Gas sales customers
Residential	248,932	250,212	245,742	246,853	250,892
Commercial	10,550	11,189	10,016	9,841	10,755
Industrial	29	30	25	24	34
Other	23	23	23	24	24

Total	259,534	261,454	255,806	256,742	261,705

Gas transportation customers
Residential	960,375	952,929	948,390	966,109	972,611
Commercial	79,687	79,892	78,658	79,784	80,393
Industrial	1,571	1,573	1,569	1,571	1,574

Total	1,041,633	1,034,394	1,028,617	1,047,464	1,054,578

Total LDC natural gas customers
Residential	1,209,307	1,203,141	1,194,132	1,212,962	1,223,503
Commercial	90,237	91,081	88,674	89,625	91,148
Industrial	1,600	1,603	1,594	1,595	1,608
Other	23	23	23	24	24

Total	1,301,167	1,295,848	1,284,423	1,304,206	1,316,283

LDC Natural Gas Delivery (mmcf)
Gas sales volume
Residential	25,754	8,963	1,328	2,730	12,733
Commercial	4,211	1,437	288	398	2,089
Industrial	416	118	51	82	165
Other	480	122	8	41	309

Total	30,861	10,640	1,675	3,251	15,296

Gas transportation volume
Residential	92,571	30,996	5,407	10,070	46,098
Commercial	49,962	16,372	3,932	5,912	23,745
Industrial	93,689	24,286	21,366	21,264	26,773
Other	4,394	1,210	827	24	2,333

Total	240,616	72,864	31,532	37,270	98,949

Total LDC natural gas throughput
Residential	118,325	39,959	6,735	12,800	58,831
Commercial	54,173	17,809	4,220	6,310	25,834
Industrial	94,105	24,404	21,417	21,346	26,938
Other	4,874	1,332	835	65	2,642

Total	271,477	83,504	33,207	40,521	114,245

Dominion Energy - Gas Transmission
Natural Gas Liquids sales (million gallons)	163.1	41.2	39.5	43.9	38.4
Average Realized NGL Price with Hedging ($/gal)	$1.38	$1.42	$1.32	$1.34	$1.43
Gas Shrinkage Cost ($mm)	$72.6	$16.7	$17.6	$16.8	$21.5

Note: Figures may not add due to rounding

Dominion Operating Statistics	Year ended 12/31/10	Quarter ended 12/31/10	Quarter ended 09/30/10	Quarter ended 06/30/10	Quarter ended 03/31/10
Dominion Generation
Regulated Generation
Electricity Sold (GWh) to VP/NCP customers
Residential	32,539	7,295	9,208	6,818	9,218
Commercial	29,224	6,925	8,124	7,383	6,792
Industrial	8,512	2,060	2,268	2,229	1,954
Governmental	10,951	2,645	2,986	2,826	2,494

Total Retail	81,226	18,925	22,586	19,256	20,458
Wholesale - sales for resale	3,311	840	963	748	760

Total	84,537	19,765	23,549	20,004	21,218

Merchant Generation
NEPOOL Merchant Fleet [1]
Baseload Electric Sales (GWh)	24,033	5,914	6,436	5,138	6,544
Other Electric Sales (GWh)	1,986	512	548	524	402

Total Electric Sales (GWh)	26,019	6,426	6,984	5,662	6,946

PJM Merchant Fleet [2]
Baseload Electric Sales (GWh)	3,356	804	927	732	893
Other Electric Sales (GWh)	5,549	1,359	1,684	1,161	1,345

Total Electric Sales (GWh)	8,905	2,163	2,611	1,893	2,238

1)

Baseload Electric Sales include Millstone and the coal units at Brayton Point and Salem Harbor. Other Electric Sales include Manchester generating station and the oil units at Brayton Point and Salem Habor.

2)	Baseload Electric Sales include the State Line generating station. Other Electric Sales includes the Fairless generating station.

Note: Figures may not add due to rounding